Schedule 14A
                                 (Rule 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     Of the Securities Exchange Act of 1934


Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement [   ]  Confidential, for Use of the
                                            Commission Only (as
                                            Permitted by Rule 14a-6(e)(2))

[ X ]    Definitive Proxy Statement

[   ]    Definitive Additional Materials

[   ]    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           K-V PHARMACEUTICAL COMPANY
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
         and 0-11.

         1) Title to each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:


[   ]    Fee paid previously with preliminary materials.

[   ]    Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                           K-V PHARMACEUTICAL COMPANY
                             2503 South Hanley Road
                            St. Louis, Missouri 63144

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 9, 2004


                                                             St. Louis, Missouri
                                                                   July 23, 2004

     The Annual Meeting of Shareholders of K-V Pharmaceutical Company will be held on Thursday, September 9, 2004, at 9:00 A.M., Central Daylight Savings Time, at The St. Louis Club (Lewis and Clark Room, 14th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, for the following purposes:

     1. To elect three (3) Class C directors, to hold office for three years and until their successors are elected and qualified; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on July 13, 2004, will be entitled to notice of and vote at the Annual Meeting or at any adjournment thereof. Lists of all holders of Class A Common Stock and all holders of Class B Common Stock entitled to vote at the Annual Meeting will be open to the examination of any shareholder, for any purpose germane to the annual meeting, for 10 days prior to the date thereof, at the office of the Company at 2503 South Hanley Road, St. Louis, Missouri 63144.

     A copy of the 2004 Annual Report to Shareholders is enclosed.

                                              By Order of the Board of Directors

                                                      Alan G. Johnson, Secretary

     Whether or not you intend to be present at the meeting, please mark, sign, date and return the accompanying proxy promptly so that your shares may be represented and voted at the meeting. A return addressed envelope is enclosed for your convenience.

                           K-V PHARMACEUTICAL COMPANY
                             2503 South Hanley Road
                            St. Louis, Missouri 63144

                                 PROXY STATEMENT

                             SOLICITATION OF PROXIES

     The enclosed proxy is solicited by the Board of Directors of K-V Pharmaceutical Company (the "Company") for use at the Annual Meeting of Shareholders to be held on September 9, 2004, or any adjournment thereof (the "Annual Meeting"). Solicitation of proxies is being made by the Company and will be made primarily by mail. The cost of solicitation of proxies will be paid by us and will also include reimbursement paid to brokerage firms and others for their reasonable out-of-pocket expenses of forwarding solicitation material to their principals. Whether or not you expect to attend the meeting in person, please specify your choice by marking and returning your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wish. If no election is made in the proxy the Company receives from you, your proxy will be voted for the nominees for director named in this proxy statement. This proxy statement and form of proxy were first mailed to shareholders on or about July 23, 2004.


                               REVOCATION OF PROXY

     If, after sending in your proxy, you decide to vote in person or desire to revoke your proxy for any other reason, you may do so by notifying the Secretary of the Company in writing, provided that your notice of revocation is actually received by the Secretary prior to the voting of the proxy. RECORD DATE

     Shareholders of record at the close of business on July 13, 2004, will be entitled to vote at the meeting.

                       ACTION TO BE TAKEN UNDER THE PROXY

     Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, Marc S. Hermelin and Gerald R. Mitchell, or the one of them who acts, will vote:

     1. FOR the election of Jean M. Bellin, Norman D. Schellenger and Terry B. Hatfield as the Class C directors of the Company, to hold office for three years and until their respective successors have been duly elected and qualified; and

     2. In their discretion on the transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Jean M. Bellin, Norman D. Schellenger and Terry B. Hatfield are presently directors. Should any nominee become unavailable or decline to serve for any reason, it is intended that the persons named in the proxy will vote for the election of such other person as may be designated by the Board of Directors. The Board of Directors is not aware of any circumstances likely to cause any nominee to be unavailable for election or to decline to serve.

                     SECURITY OWNERSHIP OF PRINCIPAL HOLDERS
                                 AND MANAGEMENT

     On July 13,  2004,  there were  33,028,594  shares of Class A Common  Stock
("Class A Stock") outstanding and 16,055,312 shares of Class B Common Stock ("Class B Stock") outstanding, which constitute all of the outstanding voting shares of the Company. Each share of Class A Stock is entitled to one-twentieth of one vote (or 1,651,430 votes if all outstanding shares of Class A Stock are voted), and each share of Class B Stock is entitled to one vote on all matters to come before the Annual Meeting.

     Under applicable state law and the provisions of the Company's Certificate of Incorporation and By-laws: (1) the vote required for the election of a director is a plurality of the votes of the issued and outstanding shares of Class A Stock and Class B Stock, as a single class, present in person or represented by proxy at the Annual Meeting of Shareholders and entitled to vote on the election of directors, and (2) the vote required for other matters that may come before the meeting generally is the affirmative vote of a majority of the issued and outstanding shares of Common Stock present in person or represented by proxy at a meeting of shareholders and entitled to vote. Except as otherwise required by law, in all voting, each share of Class A Stock has one-twentieth of one vote and each share of Class B Stock has one vote, and holders of Class A Stock and Class B Stock vote as a single class.

     Brokers who hold shares for the accounts of their clients may vote such shares either as directed by their clients or in their own discretion if permitted by the stock exchange or other organization of which they are members. Brokers are permitted to vote proxies of any client in their own discretion as to the non-contested election of directors if the client has not furnished voting instructions within 10 days of the meeting. Certain proposals other than the election of directors are "non-discretionary," and brokers who have received no instructions from their clients do not have discretion to vote on those items. When brokers vote proxies on some but not all of the proposals at a meeting, the missing votes on matters on which they are not voted are referred to as "broker non-votes." With respect to most votes by shareholders, shares represented by broker non-votes will be counted for purposes of determining whether there is a quorum, but not in determining the number of shares necessary for approval of a proposal. However, when shareholders are requested to vote on certain other matters, in determining whether such a proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will have the same effect as votes against the proposal.

     Based on the above: (a) abstentions from voting and broker non-votes on the issue of the election of directors will operate as neither a vote for nor a vote against any nominee; and (b) abstentions from voting and broker non-votes on any other proposal that may come before the meeting could have either no effect on the outcome of the vote or could operate as a vote against the proposal, depending on the nature of the proposal and vote required for its passage.

     Votes will be counted by a duly appointed inspector of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of July 13, 2004 with respect to each person known by the Company to be the beneficial owner of more than five percent (5%) of the outstanding shares of our Class A or Class B Common Stock. This table is based on Schedules 13G filed with the Securities and Exchange Commission and other information delivered to or obtained by the Company.

   Name and Address                                     Amount and Nature     Percent     Percent
   of Beneficial Owner                Title of Class    of Beneficial Owner   of Class A  of Class B
   -------------------                --------------    -------------------   ----------  ----------

   EARNEST Partners, LLC (1)          Class A and B         2,448,202(2)         1.49%      12.17%
   75 Fourteenth Street, Suite 2300   Common Stock
   Atlanta, GA  30309

   Neuberger Berman, Inc. (3)         Class A               4,760,674           14.41%         --
   605 Third Avenue                   Common Stock
   New York, NY  10158

(1) As reflected on the Schedule 13G dated April 18, 2004, filed by EARNEST Partners, LLC. Shares reported by EARNEST were reported in EARNEST's capacity as an investment advisor. EARNEST reported sole voting power of 1,472,247 Class B shares; shared voting power of 347,905 Class B shares; sole dispositive power of 1,953,852 Class B shares; and no shared dispositive power.

(2) The Company's records indicate that EARNEST also holds 494,350 shares of Class A Common Stock.

(3) As reflected on the Schedule 13G dated February 13, 2004, filed by Neuberger Berman, Inc. ("NBI"). Shares reported by NBI were reported as being beneficially owned by its subsidiaries, Neuber Berman, LLC and Neuberger Berman Management Inc. (the "Subsidiaries"), and Neuberger Berman Genesis Fund Portfolio of which Neuberger Berman, LLC serves as sub-advisor and Neuberger Berman Management Inc. serves as investment manager. Neuberger Berman, LLC disclaims any beneficial interest in 113,975 shares that are owned by employees of Neuberger Berman, LLC in such employees' personal securities accounts. NBI reported sole voting power of 398,195 Class A shares; shared voting power of 3,509,210 Class A shares; no sole dispositive power; and shared dispositive power of 4,760,674 Class A shares.

                        SECURITY OWNERSHIP OF MANAGEMENT

         Under regulations of the Securities and Exchange Commission, persons who have power to vote or to dispose of our shares, either alone or jointly with others, are deemed to be beneficial owners of those shares. The following table shows, as of July 13, 2004, the beneficial ownership of (1) each of the executive officers named in the Summary Compensation Table, (2) each present director and nominee for director of the Company and (3) all present directors and executive officers as a group of all of our shares of Class A Common Stock and Class B Common Stock. The individuals named have furnished this information to us.

                                         Amount of                         Amount of
                                         Beneficial                        Beneficial
                                         Ownership-        Percent of      Ownership-        Percent of
          Name and Address            Class A Stock (a)    Class A (b)   Class B Stock (a)   Class B (b)
          ----------------            -----------------    -----------   -----------------   -----------
Lawrence Brody, Minnette Hermelin       1,499,812 (c)         4.5%         2,077,312 (c)        12.9%
and Marc S. Hermelin Trustees
     One Metropolitan Square
     St. Louis, Missouri 63101

Lawrence Brody, Arnold L. Hermelin      1,459,874 (d)         4.4%         2,082,375 (d)        13.0%
and Marc S. Hermelin Trustees
     One Metropolitan Square
     St. Louis, Missouri 63101

Lawrence Brody, Marc S. Hermelin        1,437,164 (e)         4.4%         2,029,615 (e)        12.6%
and David S. Hermelin Trustees
     One Metropolitan Square
     St. Louis, Missouri 63101

Marc S. Hermelin                          417,533 (f)         1.3%         1,334,949 (g)         8.3%
     2503 S. Hanley Road
     St. Louis, Missouri 63144

Alan G. Johnson                           126,023             o              150,313             o
     2503 S. Hanley Road
     St. Louis, Missouri 63144

Victor M. Hermelin                         12,118             o              363,778             2.3%

Jean M. Bellin                                ---             o                3,000             o

Norman D. Schellenger                         ---             o                6,750             o

David S. Hermelin                          14,325(g)          o               62,875(g)          o

Kevin S. Carlie                               ---             o                9,900             o

John P. Isakson                               ---             o                3,000             o

Terry B. Hatfield                             ---             o                1,000             o

David A. Van Vliet                            ---             o                1,000             o

Gerald R. Mitchell                         37,379             o               74,249             o

Raymond F. Chiostri                        27,975             o               57,375             o

All current directors and executive     5,032,203 (h)        15.1%         8,257,491(h)         50.9%
officers as a group ([12]
individuals)
---------------------
o Less than one percent

(a) Includes the following shares which were not owned by the persons listed but which could be purchased from the Company under options exercisable currently or within 60 days after July 13, 2004.


                                          Shares of Class A   Shares of Class B
                                            Common Stock         Common Stock
                                          -----------------   -----------------
    Marc S. Hermelin ...................      250,000               96,450

    Victor M. Hermelin..................           -0-                  -0-

    Alan G. Johnson.....................       22,470               49,063

    Gerald R. Mitchell..................        3,039                3,864

    Raymond F. Chiostri.................          600                   -0-

    David S. Hermelin...................        4,200               10,000

    Norman D. Schellenger...............           -0-                  -0-

    Kevin S. Carlie.....................           -0-               9,900

    John P. Isakson.....................           -0-               3,000

    Jean M. Bellin......................           -0-               3,000

    Terry B. Hatfield...................           -0-               1,000

    David A. Van Vliet..................           -0-               1,000

(b) In determining the percentages of shares deemed beneficially owned by each director and officer, the exercise of all options held by each person which are currently exercisable or will become exercisable within 60 days of July 13, 2004, is assumed.

(c) These shares are held in an irrevocable trust created by another party, the beneficiary of which is Anne S. Kirschner.

(d) These shares are held in an irrevocable trust created by another party, the beneficiary of which is Arnold L. Hermelin.

(e) These shares are held in two irrevocable trusts created by another party, the beneficiaries of which are Marc S. Hermelin (as to 902,039 shares of Class A Common Stock and 1,006,990 shares of Class B Common Stock), and Minnette Hermelin, the mother of Marc S. Hermelin (as to 535,125 shares of Class A Common Stock and 1,022,625 shares of Class B Common Stock).

(f) Does not include 4,396,850 shares of Class A Common Stock and 6,189,302 shares of Class B Common Stock held in four irrevocable trusts created by another party referred to in footnotes (c), (d) and (e), over which Marc S. Hermelin is one of three trustees who shares voting and investment power.

(g) Does not include 1,437,164 shares of Class A Common Stock and 2,029,615 shares of Class B Common Stock held in the irrevocable trusts referred to in footnote (e), over which David S. Hermelin shares voting and investment power as one of three trustees.

(h) All of such shares are owned, or represented by shares purchasable as set forth in footnote (a), solely by such persons. In determining the percentage of shares deemed beneficially owned by all directors and executive officers as a group, the exercise of all options held by each person which are currently exercisable or exercisable within 60 days of July 13, 2004 is assumed. For such purposes, 33,308,903 shares of Class A Common Stock and 16,230,589 shares of Class B Common Stock are deemed to be outstanding.


     Although 33,028,594 shares of Class A Stock were outstanding as of July 13, 2004, holders of the 40,000 outstanding shares of the 7% Preferred Stock have the current right to convert such shares into 337,500 shares of Class A Common Stock, each of which will entitle the holder thereof to one-twentieth of one vote on all matters to be voted upon by shareholders. Each share of 7% Preferred Stock is convertible into Class A Common Stock at a ratio of 8.4375 shares of Class A Common Stock for each share of 7% Preferred Stock. If all such shares of Class A Common Stock were issued, the aggregate voting power thereof would be equivalent to the voting power of 16,875 shares of Class B Common Stock.

     In addition, all holders of Class B Common Stock have the right, at any time, to convert their Class B Common Stock into Class A Common Stock on a share-for-share basis. If all shares of Preferred Stock and all shares of Class B Common Stock were converted into Class A Common Stock, 49,878,992 shares of Class A Common Stock would be outstanding and each person included in the previous table would hold the number of shares of Class A Common Stock equal to the number of shares of Class B Common Stock listed in the table plus the number of shares of Class A Common Stock listed in the table including options exercisable currently or within 60 days after July 13, 2004.

                PROPOSAL 1 - ELECTION OF THREE CLASS C DIRECTORS

                       INFORMATION CONCERNING NOMINEES AND
                         DIRECTORS CONTINUING IN OFFICE

     Directors Jean M. Bellin, Norman D. Schellenger and Terry B. Hatfield are the nominees for election as Class C directors for a three-year term expiring at the annual meeting in 2007.

                       INCREASE IN NUMBER OF DIRECTORS AND
                            RESIGNATION OF A DIRECTOR

     On June 28, 2004,  pursuant to the  Company's  Bylaws and Delaware law, the
Board: (a) increased the authorized number of Directors from seven to ten and appointed Terry B. Hatfield, David A. Van Vliet and David S. Hermelin to fill the newly authorized directorships; and (b) designated Mr. Van Vliet a Class A Director, Mr. Hermelin a Class B Director, and Mr. Hatfield a Class C Director.

     At that meeting director John P. Isakson, a Class C Director, advised the Board that he did not wish to stand for re-election after expiration of his term, which expires simultaneously with the election of Class C directors at the 2004 Annual Meeting. In light of such request, the Board determined to reduce the number of authorized directors from ten to nine, effective upon the election of Class C Directors at the 2004 Annual Meeting and, for that reason, the Board determined not to nominate a candidate to succeed Mr. Isakson.

     The following table lists, for the nominees for directors and for present directors continuing in office, each such person's principal occupation for at least the past five years, each person's present position with the Company, the year in which each was first elected as a director, the directorship of each person, each person's age and each person's directorships with other companies whose securities are registered with the Securities and Exchange Commission.

             CLASS C: To be elected to serve as director until 2007

                             Service as
                             a Director     Occupation; Position with Company;
            Name        Age   Since              Other Directorships
            ----        ---  ----------    ----------------------------------
Jean M. Bellin           54     2003         Director; Vice President since 2003
                                             of  Luitpold  Pharmaceuticals  with
                                             worldwide responsibility for two of
                                             its divisions;  President,  CEO and
                                             Director of New  Medical  Concepts,
                                             Inc.   from  1997  to  2003;   Vice
                                             President  of the U.S.,  Canada and
                                             Inter-continental    pharmaceutical
                                             business of UCB Pharma from 1993 to
                                             1996.

Norman D. Schellenger    72     1998         Director;  Vice  President of Sales
                                             and    Marketing    of    ProEthics
                                             Laboratories,   LLC   since   2004;
                                             Retired    from   1997   to   2004;
                                             President of Whitby Pharmaceuticals
                                             from 1992 to 1994.

Terry B. Hatfield        55     2004         Director;  President  of  ZeaVision
                                             since 2003;  Consultant  for merger
                                             and acquisition  transactions since
                                             2001;   Co-President   of   Protein
                                             Technologies   International   from
                                             1998  to   2001;   Executive   Vice
                                             President    of    Global    Market
                                             Operations of Protein  Technologies
                                             International from 1994 to 1998.

              CLASS A: To continue to serve as director until 2005

Kevin S. Carlie          49     2001         Director;  President  since 1995 of
                                             Stone Carlie & Company,  L.L.C., an
                                             integrated    management   services
                                             company.

Marc S. Hermelin         62     1973         Director;   Vice  Chairman  of  the
                                             Board of the  Company  since  1974;
                                             Chief  Executive  Officer from 1975
                                             to February 1994 and since December
                                             1994;  Director and Vice  President
                                             of Particle  Dynamics,  Inc.  since
                                             1974.

David A. Van Vliet       49     2004         Director;   President   and   Chief
                                             Executive    Officer   of   Growing
                                             Family, Inc. since 1998;  President
                                             and  Chief  Operating   Officer  of
                                             Growing  Family,  Inc. from 1996 to
                                             1998;   Instrumental   in  P&L  and
                                             marketing at Nabisco, Inc./Planters
                                             Company  from  1992 to  1996;  Vice
                                             President  of  Marketing  of Jacobs
                                             Suchard/E.J.  Brach, Inc. from 1989
                                             to 1992.

              CLASS B: To continue to serve as director until 2006

Victor M. Hermelin (a)   90     1946         Chairman   of  the   Board  of  the
                                             Company  since 1972;  Treasurer  of
                                             the  Company  from  1971  to  2000;
                                             Director  and  Vice   President  of
                                             Particle Dynamics, Inc. since 1974.

Alan G. Johnson          69     1976         Director   and   Secretary  of  the
                                             Company;         Senior        Vice
                                             President-Strategic   Planning  and
                                             Corporate  Growth  of  the  Company
                                             since September 1999;  Chairman and
                                             CEO of  Johnson  Research & Capital
                                             Inc., an  investment  banking firm,
                                             from   January  1999  to  September
                                             1999;  Attorney at Law and prior to
                                             January 1, 1999,  member or partner
                                             since  1976  in  the  law  firm  of
                                             Gallop,  Johnson & Neuman, L.C. and
                                             its   predecessors;   Director   of
                                             Particle Dynamics, Inc. since 1977;
                                             Director of ETHEX Corporation since
                                             1990;     Director    of    Ther-Rx
                                             Corporation since 1998; Director of
                                             Siboney Corporation.

David S. Hermelin (b)    37     2004         Director;    Vice    President   of
                                             Corporate  Strategy and  Operations
                                             Analysis of the Company since 2002;
                                             Vice    President    of   Corporate
                                             Planning  and  Administration  from
                                             1995 to 2002;  Manager of Strategic
                                             Planning  and  Administration  from
                                             1993 to 1995;  Manager of  Business
                                             Development from 1990 to 1993.


  -------------------------

(a)  Victor M. Hermelin is the father of Marc S. Hermelin.

(b) David Hermelin is the son of Marc S. Hermelin and the grandson of Victor M. Hermelin.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH OF
                THE NOMINEES FOR CLASS C DIRECTORS NAMED ABOVE.

                  INFORMATION CONCERNING THE BOARD OF DIRECTORS

Determination of Director Independence

     Under the rules of the New York Stock Exchange ("NYSE"), a director of the Company only qualifies as "independent" if our Board of Directors affirmatively determines that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company). Our Board has established guidelines to assist it in determining whether a director has a material relationship with the Company. Under these guidelines, a director is not considered to have a material relationship with the Company if he or she is independent under Section 303A.02 of the NYSE Listed Company Manual.

     Our Board of Directors has determined that Messrs. Schellenger, Carlie, Bellin, Van Vliet and Hatfield are "independent" as determined under Section 303A.02 of the NYSE Listed Company Manual.

Meetings and Committees of the Board; Corporate Governance

     The business and affairs of our Company are overseen by our Board of Directors, which currently consists of ten members. Mr. Isakson, a member of our Board, has advised that he wishes to retire from the Board, and, therefore, will not be standing for reelection to the Board at the Annual Meeting. Upon Mr. Isakson's retirement, the size of the Board will be reduced to nine members.

     During fiscal 2004, the Board of Directors held seven meetings and the Audit Committee held seven meetings. During such fiscal year, each incumbent Director attended no fewer than 75% of the aggregate of (1) the total number of meetings of the Board of Directors held during the period and (2) the meetings held during the period by a Committee of the Board of Directors on which he or she served. We encourage each Director to attend the annual shareholders meeting. All Directors were present at the last annual meeting. In fiscal 2004, actions relating to the identification and recommendation of directors as nominees or compensation of executive officers and management were taken by the full Board of Directors. In order to comply with the new NYSE requirements, the Company has formed a Compensation Committee and a Nominating and Corporate Governance Committee to take such actions. There were no meetings held by these committees in fiscal 2004.

     The Board currently has three standing committees, namely Audit, Compensation, and Nominating and Corporate Governance. Each of these committees is comprised solely of independent Directors in accordance with the New York Stock Exchange listing standards. Charters for each committee are available on the Company's website at http://www.kvph.com, and can be obtained free of charge at the Company's address appearing on the first page of this proxy statement by written request to the attention of the Secretary or by telephone at
(314)645-6600.

Audit Committee

     The Company has a standing Audit Committee of the Board of Directors consisting of Kevin S. Carlie (Chairman), Norman D. Schellenger and Terry B. Hatfield. The Board has determined that each member of the Audit Committee meets the standards of independence required by the New York Stock Exchange, as well as the independence requirements for audit committee members under Rule 10A-3 promulgated under the Securities Exchange Act of 1934 in accordance with the listing standards imposed by the New York Stock Exchange. In addition, the Board has determined that Mr. Carlie, a member of the Audit Committee, is financially literate and possesses sufficient accounting or related financial management expertise within the meaning of the listing standards of the New York Stock Exchange and qualifies as an "audit committee financial expert" under the definition set forth in Item 401(h)(2) of Regulation S-K. The Audit Committee annually appoints the independent auditors, reviews with the independent auditors a plan and scope of the audit and audit fees, meets periodically with the independent and internal auditors, the Board and management to monitor the adequacy of reporting, internal controls and compliance with the Company's policies, reviews its annual and interim financial statements and performs the other functions or duties provided in the Audit Committee Charter. The Audit Committee has adopted a complaint monitoring procedure to enable confidential and anonymous reporting to the Audit Committee of concerns regarding, among other things, questionable accounting or auditing matters. The Audit Committee Policy on Employee Complaint Procedures for Accounting and Auditing Matters is available on the Company's website or can be obtained free of charge by written request to the attention of the Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at
(314)645-6600.

Compensation Committee

     The Compensation Committee currently consists of Norman D. Schellenger and David A. Van Vliet. The Board has determined that Mr. Schellenger and Mr. Van Vliet are independent directors. The Compensation Committee's responsibilities include (1) reviewing the Company's compensation policy, (2) reviewing and evaluating the competitiveness of the total compensation of the Company's executive officers, (3) determining and approving the Chief Executive Officer's compensation based on evaluation of the Chief Executive Officer's performance and the Company's performance, and (4) approving and administering the Company's benefits and compensation and equity-based incentive plans and authorizing grants or awards under these plans.

Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee is responsible for: (1) establishing standards for the functioning of the board of Directors and evaluating the overall functioning and performance of the Board and its Committees; (2) identifying and recommending individuals qualified to become members of the Board and selecting, or recommending to the Board to select, the director nominees for the annual meetings of shareholders; (3) developing and overseeing the Company's Corporate Governance Guidelines; and (4) other matters of corporate governance. The Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent and meets the definition of independence adopted by the New York Stock Exchange. The Nominating and Corporate Governance Committee currently consists of Kevin S. Carlie and Terry B. Hatfield.

     The Nominating and Corporate Governance Committee will accept for consideration shareholders' nominations for directors if made in writing. The nominee's written consent to the nomination and sufficient background information on the candidate must be included to enable the Committee to make proper assessments as to his or her qualifications. Nominations must be addressed to the Secretary of the Company at its address appearing on the first page of this Proxy Statement. The Nominating and Corporate Governance Committee may also conduct its own search for potential candidates that may include candidates identified directly by a variety of means as deemed appropriate by the Committee. Irrespective of how a candidate may be brought to the Nominating and Corporate Governance Committee's attention, at the appropriate time, qualified candidates may be asked to conduct one or more personal interviews with appropriate members of the Board. Chosen candidates are extended an invitation to the join the Board and, if the candidate accepts, is formally nominated.

     The Board of Directors has adopted a set of corporate governance guidelines establishing general principles with respect to, among other things, director qualifications and responsibility. These Corporate Governance Guidelines establish certain criteria, experience and skills requirements for potential candidates. There are no established term limits for service as a director of the Company. In general, it is expected that each director of the Company will have the highest personal and professional ethics and integrity and be devoted to representing the interests of the Company and its shareholders. In addition, it is expected that the Board as a whole will be made up of individuals with diverse experiences in business, government, education and technology. The
Company's Corporate Governance Guidelines are available on its website http://www.kvph.com, and can be obtained free of charge by written request to the attention of the Secretary of the Company at the address appearing on the first page of this Proxy Statement or by telephone at (314)645-6600.

Standards of Business Ethics Policy

     All employees of the Company, including its Chief Executive Officer, its Chief Financial Officer and other principal finance and accounting officers, are required to comply with the Company's Standards of Business Ethics Policy to ensure that the Company's business is conducted in a legal and ethical manner. The Company's Standards of Business Ethics Policy covers all areas of professional conduct, including employment policies and practices, conflict of interest and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. Employees are required to report any suspected violations of our Standards of Business Ethics Policy. The Company, through the Audit Committee, has procedures in place to receive, retain and treat complaints received regarding accounting, internal accounting control or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. Copies of the Company's Standards of Business Ethics Policy can be obtained from the Company's website, http://www.kvph.com, or by contacting the Company at the address appearing on the first page of this Proxy Statement to the attention of the Secretary, or by telephone at (314)645-6600.

     The Company has also established a Senior Executives Code of Ethics as a supplement to the Standards of Business Ethics Policy. The Senior Executives Code of Ethics applies to the Chief Executive Officer, Chief Financial Officer, Vice President--Finance, principal accounting officer and any other officer of the Company serving in a finance, accounting, treasury, tax or investor relations role. The Senior Executives Code of Ethics requires each of such officers to provide accurate and timely information to the Company's requests related to the Company's public disclosure requirements. Copies of the Company's Senior Executives Code of Ethics can be obtained from the Company's website, http://www.kvph.com. The Company intends to post any amendment to, or waiver from, its Senior Executives Code of Ethics on its website.

Compensation of Directors

     We pay to the independent directors of the Company a retainer of $6,000 per year, with the exception of the Chairman of the Audit Committee, who receives a retainer of $8,000 per year. We also pay to the independent directors compensation of $1,000 per day for Board of Directors meetings or meetings of committees of the Board attended, and $250 per meeting for telephonic meetings attended of the Board of Directors or of committees of the Board. We also pay the ordinary and necessary out-of-pocket expenses incurred by the independent directors for attendance at Board of Directors and Committee meetings.

                       SECTION 16(a) BENEFICIAL OWNERSHIP
                              REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file periodic reports of ownership and changes in ownership with the Securities and Exchange Commission. Such individuals are required by Securities and Exchange Commission regulation to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of all such forms furnished to the Company, the Company believes that such persons complied with all Section 16(a) filing requirements applicable to them with respect to transactions during fiscal 2004 except that each of Garnett E. Peck, Marc S. Hermelin, Norman P. Schellenger, Jean M. Bellin and Kevin S. Carlie had one late filing for a Statement of Change in Beneficial Ownership of Securities on Form 4.

                        COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION;
               TRANSACTIONS WITH DIRECTORS AND EXECUTIVE OFFICERS

     In fiscal 2004, the full Board of Directors deliberated and took any required actions regarding the compensation of the Company's executive officers and management. During such period, Victor M. Hermelin, Marc S. Hermelin and Alan G. Johnson were, and are currently, officers and employees of the Company.

     Victor M. Hermelin, the Chairman of the Board of the Company, has a license agreement with the Company pursuant to which he has licensed the use of technology subject to a patent application. Royalties paid to him under the terms of this agreement were $140,832 for fiscal year 2004.

     Marc S. Hermelin, the Vice Chairman and Chief Executive Officer of the Company, is a partner in a partnership that leases certain real property to the Company. Lease payments made by the Company to the partnership for this property during fiscal year 2004 totaled $270,775. The Company believes that the terms and conditions of the transactions with the affiliated person described above were no less favorable to the Company than those that would have been available to the Company in comparable transactions with unaffiliated persons.

     David S. Hermelin, the son of Marc S. Hermelin and grandson of Victor M. Hermelin, is a director and is employed by the Company as Vice President, Corporate Strategy and Operations Analysis. For fiscal year 2004, David S. Hermelin received total salary and incentives of $277,791 from the Company.

     Mitchell I. Kirschner, the brother-in-law of Marc S. Hermelin and son-in-law of Victor M. Hermelin, is employed by the Company as Vice President, New Business Development. For fiscal year 2004, Mitchell I. Kirschner received total salary and incentives of $264,270 from the Company.

                             EXECUTIVE COMPENSATION

         The following table reflects compensation paid or payable by the Company and its subsidiaries for fiscal years ended March 31, 2002, 2003 and 2004, to the Company's Chief Executive Officer and each of the four most highly compensated executive officers (together the "named executive officers").

                                  Summary Compensation Table
                                                             Annual Compensation
                                                -------------------------------------------
                                                                                  All Other
                                                                                 Compensation
     Name and Principal Position        Year    Salary ($)      Bonus($)           ($) (1)
     ---------------------------        ----    ----------      -------------      -------
Marc S. Hermelin                        2004    1,015,720       1,991,941 (2)        67,378
Vice Chairman of the Board,             2003      906,538       1,282,000 (2)        75,101
President and Chief Executive           2002      894,060       1,416,500 (2)       198,161
Officer

Alan G. Johnson                         2004      371,776          75,000            16,583
Senior Vice President                   2003      364,354          25,000            12,750
Strategic Planning and                  2002      350,600              --            11,177
Corporate Growth

Victor M. Hermelin                      2004      252,539          60,000            14,309
Chairman of the Board                   2003      244,459          60,000            13,948
                                        2002      235,263          50,000            13,985

Gerald R. Mitchell                      2004      170,812          55,000            12,777
Vice President, Treasurer               2003      170,262          50,000            11,691
and Chief Financial Officer             2002      170,136              --            19,162

Raymond F. Chiostri                     2004      261,312          25,000            11,353
President and Chief Executive           2003      261,119              --             9,647
Officer of Particle Dynamics, Inc.      2002      251,214              --             9,164

-------------

(1) Consists of Company contributions to the Company's profit sharing plan and 401(k) plan, and vacation earned, but not taken, and paid. For Marc S. Hermelin, vacation earned, but not taken, and paid, was $0, $0, and $177,497 for fiscal years 2004, 2003 and 2002, respectively. The economic value of life insurance premiums and applicable tax grossup paid by the Company on policies covered by split dollar insurance agreements for the benefit of Marc S. Hermelin, was $95,509, $58,175 and $38,372 for fiscal years 2004, 2003 and 2002, respectively.

(2)  $297,000,  $273,000  and  $208,000 of the  amounts in 2004,  2003 and 2002, respectively, were paid in the form of stock options for the purchase of 150,000 shares of Class A Stock in 2004, 100,000 shares of Class B Stock in 2003, 50,000 and 75,000 shares each of Class A Stock and Class B Stock in 2002.


                         Information As To Stock Options

         The following table lists the options to acquire Class A Stock issued during fiscal 2004 to any person named in the Summary Compensation Table. No options to acquire Class B Stock were issued during fiscal 2004 to any person named in the Summary Compensation Table.

                      Option/SAR Grants in Last Fiscal Year
                                 (Class A Stock)

                                Individual Grants

                                      Percent of
                      Number of         Total
                      Securities     Options/SARs
                      Underlying      Granted to     Exercise or                 Grant Date
                      Options/SARs   Employees in     Base Price   Expiration   Present Value
       Name           Granted (#)      Fiscal Year     ($/Sh)         Date         ($) (1)
       ----           -----------      -----------     ------         ----         -------
Marc S. Hermelin       150,000           22.5%         $19.07       5/30/07       $297,000
----------------

(1) This estimate of value was developed solely for the purpose of comparative disclosure in accordance with the rules and regulations of the Securities and Exchange Commission and is not intended to predict future prices of the Company's Class A Common Stock. This estimate was developed using the Black-Scholes option pricing model (as provided by Instruction 9 to Item 402(c) of Regulation S-K governing disclosures regarding options) incorporating the following assumptions: Volatility of .524 and dividend yield of 0%, both based on the actual history since 1999 for the underlying Class A Common Stock; risk-free rate of return of 2.00% based on a five-year treasury rate and time of exercise of three to five years, being the term of the option grants; and a 47.5% discount for lack of marketability.


The following tables list the value as of the end of fiscal 2004 of options held by the persons listed in the Summary Compensation Table to acquire shares of Class A Stock and Class B Stock:

             Aggregated Option/SAR Exercises in Last Fiscal Year and
               Fiscal Year-End Options/SAR Values (Class A Stock)

                                                                    Number of            Value of
                                                                   Unexercised       Unexercised in-the-
                                                                 Options/ SARs at         money
                                                                    Fiscal            options/SARs at
                                                                 Year-End (#)        Fiscal Year-End
                         Shares Acquired on   Value Realized     Exercisable/        ($) Exercisable/
      Name               Exercise (#)              ($)           Unexercisable        Unexercisable
      ----               ------------              ---           -------------        -------------
Marc S. Hermelin           124,500            $1,691,949          150,000/--           $823,950/--
Alan G. Johnson             93,405             1,198,041         22,470/6,750       $399,562/$144,018
Gerald R. Mitchell           2,000                40,264          1,352/5,063       $27,218/$101,928
Raymond F. Chiostri           --                  --               450/1,050         $6,102/$14,238

             Aggregated Option/SAR Exercises in Last Fiscal Year and
               Fiscal Year-End Options/SAR Values (Class B Stock)

                                                                    Number of            Value of
                                                                   Unexercised       Unexercised in-the-
                                                                 Options/ SARs at         money
                                                                    Fiscal            options/SARs at
                                                                 Year-End (#)        Fiscal Year-End
                         Shares Acquired on   Value Realized     Exercisable/        ($) Exercisable/
      Name               Exercise (#)              ($)           Unexercisable        Unexercisable
      ----               ------------              ---           -------------        -------------
Marc S. Hermelin           231,975            $4,197,039           96,450/--          $1,444,532/--
Victor M. Hermelin          56,250            $1,160,775             --/--                --/--
Alan G. Johnson             63,437            $1,297,414           49,063/--          $1,003,436/--
Gerald R. Mitchell           1,250               $28,791          2,177/5,063       $50,143/$116,616

              EMPLOYMENT ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS

     The Company has an employment agreement with Marc S. Hermelin, Vice Chairman and Chief Executive Officer, commencing in 1996 with an initial term that expired in March 2002, automatically renewable for successive 12-month periods. Mr. Hermelin initially received base compensation of $593,068, increasing annually by the greater the consumer price index (CPI) or 8%. Mr. Hermelin is insured under life insurance policies for which the premium is to be repaid to the Company out of policy proceeds. In addition, Mr. Hermelin is entitled to receive an incentive bonus decreasing from 7% to 4% of net income based on a formula related to the Company exceeding certain net income levels. In the event of voluntary termination of full-time employment prior to age 65, the agreement provides for a consulting arrangement, whereby he would provide a minimum number of hours of consulting services to the Company in return for 50% of his base salary and/or bonus or additional payments for services in excess of the minimum.

     Upon retirement, the agreement provides for consulting and retirement benefits each equaling a maximum of 30% of average base salary/bonus, adjusted annually by the greater of CPI or 8% for the longer of 10 years or life, except that in the event of Mr. Hermelin's death prior to age 65, retirement benefits will not be paid, but the other mentioned benefits will be paid to his beneficiaries for a period of at least 10 years.

     In the event of his termination other than by death or disability, the agreement provides for payment of an amount equal to his then base salary and 36 monthly payments equal to 75% of his last monthly base salary. In the event of a change of control, Mr. Hermelin could receive the above payment or elect a lump sum cash payment of 2.5 times his base salary, acceleration of stock options and employee benefits for 30 months. The Company has secured its obligations to Mr. Hermelin as required by the agreement.

Other Officers

     Consistent with the Board's executive compensation program: (a) Gerald R. Mitchell has an employment agreement (extending from year to year) establishing base levels of compensation, subject to normal compensation reviews; (b) Alan G. Johnson has an employment agreement (extending from year to year) establishing base levels of compensation, subject to normal compensation reviews and an incentive bonus based on performance; and (c) Raymond F. Chiostri has an employment agreement (through March 31, 2006, with automatic renewal for successive two-year periods) providing base compensation and an incentive bonus based on performance. In addition, Victor M. Hermelin has a consulting agreement with the Company through April 30, 2011. Mr. Hermelin also has an employment agreement that contains a surviving spouse provision pursuant to which Mr. Hermelin's surviving spouse, in the event of Mr. Hermelin's death, would receive salary continuation compensation through March 31, 2020.


             REPORT OF BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

Overview

     The Board of Directors is committed to provide comprehensive compensation and benefit programs to enable the Company to attract and retain talented key employees, and to encourage the enhancement of shareholder value by providing incentives for corporate performance and individual performance, in terms of current achievements as well as significant initiatives with long-term implications.

     The Board of Directors has reviewed the Company's philosophy and guiding principles and has evaluated its plans and policies against current and emerging competitive practices, legal and regulatory developments and corporate governance trends. The purpose of this review was to provide assurance that in light of the changing corporate environment, the Company's compensation programs will continue to help attract and retain the talent necessary to foster strong sales growth, long-term financial performance and shareholder returns.

Executive Compensation

     The Company's executive compensation program is based upon experience, tenure and a pay-for-performance philosophy. The key components of executive officer compensation are: (1) salary, which is based on the individual's overall experience, Company tenure, level of responsibility and the general and industry-specific business environment; (2) cash bonus awards, which are based on individual performance and the performance of the Company, measured in terms of the attainment of both defined and general objectives; and (3) stock option grants, intended to align management's interest in the Company's long-term success with the interests of the Company's shareholders. The size of individual awards is dependent upon the executive officer's position, salary, number of vested options and both past and expected future contributions to the Company. The Compensation Committee applies the above-described criteria to each executive officer subjectively, based upon the Compensation Committee's perception of each executive officer's performance and value to the Company. Consistent with the Company's executive compensation program, the Company has an employment agreement with each of Marc S. Hermelin, Alan G. Johnson, Gerald R. Mitchell and Raymond F. Chiostri, and a consulting agreement with Victor M. Hermelin. The terms of the employment agreement for Marc S. Hermelin are described under "EMPLOYMENT ARRANGEMENTS WITH NAMED EXECUTIVE OFFICERS" on page 18.

Executive Benefits

     In order to provide a competitively attractive package to secure and retain executive officers, the Company supplements standard benefits packages offered to all employees with appropriate executive benefits, sometimes including car allowances, additional insurance coverage and appropriate expense reimbursements.

Compliance with Section 162(m) of the Internal Revenue Code

     Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation exceeding $1 million paid to the chief executive officer and any one of the four other most highly compensated executive officers for any fiscal year. Qualifying performance-based compensation is not subject to the limitation if certain requirements are met. Based on regulations issued by the Internal Revenue Service, the Company has taken the necessary actions to ensure deductibility of performance-based compensation paid to such officers.

                              Submitted by the Board of Directors:

                              Marc S. Hermelin                Victor M. Hermelin
                              Alan G. Johnson                 Jean M. Bellin
                              Norman D. Schellenger           Kevin S. Carlie
                              John P. Isakson                 Terry B. Hatfield
                              David S. Hermelin               David A. Van Vliet

AUDIT COMMITTEE REPORT

     The responsibilities of the Audit Committee are provided in its Charter, which has been approved by the Board of Directors of the Company. The Audit Committee's Charter was most recently revised and approved by the Board of Directors on June 9, 2004. The new Charter is attached to this proxy statement as Attachment A.

     In fulfilling its oversight responsibilities with respect to the financial statements for the fiscal year-ended March 31, 2004, the Audit Committee, among other things, has:

(a) reviewed and discussed with management the Company's audited financial statements as of and for the fiscal year ended March 31, 2004, including a discussion of the quality and acceptability of our financial reporting and internal controls;

(b) discussed with the Company's independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the accounting principles utilized, the reasonableness of significant accounting judgments and estimates and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61);

(c) received and reviewed the written disclosures and the letter from the Company's independent auditors required by Independence Standards Board Standard No. 1, Independence Discussion with Audit Committees, as amended, by the Independence Standard Board, and have discussed with the auditors the auditors' independence [and have considered the compatibility of non-audit services with the auditors' independence]; and

(d) discussed with the Company's internal auditor and independent auditors the overall scope and plans for their respective audits.

     The Audit Committee met with the Company's internal auditor and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee held seven meetings during fiscal 2004.

     Based on the reviews and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004.

                                             Respectfully submitted,

                                             THE AUDIT COMMITTEE OF THE BOARD OF
                                             DIRECTORS OF K-V PHARMACEUTICAL
                                             COMPANY
                                             Kevin S. Carlie, Chairman
                                             Norman D. Schellenger, Member
                                             John P. Isakson, Member

                      INDEPENDENT AUDITORS FOR FISCAL 2005

     BDO Seidman, LLP served as the Company's Independent public accountants for fiscal year ended March 31, 2004 and had served in such capacity since May 1996.

     By letter dated July 6, 2004, BDO Seidman, LLP, advised the Company that the audit-client relationship between KV Pharmaceutical Company and BDO Seidman, LLP had ceased. The Reports of BDO Seidman, LLP on the Company's financial statements for each of the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with the audit of the Company's financial statements for the fiscal year ended March 31, 2004 and through the date of their resignation, there were no disagreements with BDO Seidman, LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of BDO Seidman, LLP, would have caused BDO Seidman, LLP to make reference to the matter in their report. During the two most recent fiscal years and through July 6, 2004, there have been no reportable events as defined in Item 304(a)(1)(v) except that BDO Seidman, LLP identified and communicated with the audit committee a reportable condition in the internal control structure of the Company. The reportable condition relates to deficiencies in customer credit processing and the lack of sufficient and timely management review of the Company's accounts receivable reserves.

     Conditions which gave rise to the deficiencies have been corrected.

     The Company has requested BDO Seidman, LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated July 12, 2004, was filed as Exhibit 16 to the Company's Report on Form 8-K filed with the Commission July 13, 2004.

     As of the date of this Proxy Statement, the Audit Committee is in the process of determining the Company's independent public accountants for the fiscal year ending March 31, 2005.

     The Audit Committee and the Company have policies in place to ensure that its independent auditors are only engaged to provide other permitted services when it is believed that such firm is the most qualified service provider, and the services do not conflict with the role of the Company's independent auditors as the Company's auditors. The Company does not at this time intend to engage its independent auditors for fiscal 2005 for any services that are not audit or tax related. The Audit Committee and the Company also have policies in place covering rotation of key audit personnel and a prohibition on hiring personnel who have been engaged on the Company's audit.


                  FEES BILLED BY INDEPENDENT PUBLIC ACCOUNTANTS

         The following table sets forth the amount of audit fees, audit-related fees, tax fees and all other fees billed or expected to be billed by BDO Seidman, LLP, the Company's principal accountant, for the years ended March 31, 2004 and March 31, 2003, respectively:

                                  March 31, 2004       March 31, 2003
                                  --------------       --------------
                                   (in thousands)
Audit Fees (1)                    $182,371              $173,986
Audit-Related Fees (2)               4,500                16,050
Tax Fees (3)                            --                13,015
All Other Fees (4)                $ 96,840                73,425
                                  ---------             --------

     Total Fees                   $283,711              $276,476
                                  ========              ========
---------------

(1) Includes annual financial statement audit and limited quarterly review services.

(2) Includes fees for services associated with 401(k) Plan audits and review of proxy statements.

(3)  Includes  fees  and  expenses  for  services   primarily   related  to  tax
     compliance, tax advice and tax planning for potential acquisitions.

(4) Include fees and expenses for services associated with other filings with the Securities and Exchange Commission.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services, and other services provided to the Company by the independent auditor. The policy provides for pre-approval by the Audit Committee of specifically defined audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it. The Audit Committee has delegated to the Chair of the Audit Committee authority to approve permitted services provided that the Chair reports any decisions to the Committee at its next scheduled meeting. The Audit Committee approved all audit and non-audit services provided by the independent auditor for fiscal 2004.

                             COMPARISON OF FIVE YEAR
                             CUMULATIVE TOTAL RETURN

     Set forth below is a line-graph presentation comparing cumulative shareholder returns for the last five fiscal years on an indexed basis with the NYSE Composite Index and the S&P Pharmaceuticals Index, a nationally recognized industry standard index. The graph assumes the investment of $100 in Company Class A and Class B Common Stock, the NYSE Composite Index, and the S&P Pharmaceuticals Index on March 31, 2000, and reinvestment of all dividends. There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted in the graph below.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
              AMONG K-V PHARMACEUTICAL COMPANY, THE NYSE COMPOSITE
                                      INDEX
                        AND THE S&P PHARMACEUTICALS INDEX








                                     [CHART]









*$100 invested on 3/31/99 in stock or index including reinvestment of dividends.
Fiscal year ended March 31.

                                            For Fiscal Year Ended March 31,
                                            -------------------------------
                                 2000      2001      2002      2003      2004
                                 ----      ----      ----      ----      ----
K-V PHARMACEUTICAL COMPANY      189.84    205.28    310.11    186.90    390.64
NYSE COMPOSITE                  142.34    141.20    149.39    123.56    217.84
S&P PHARMACEUTICALS              83.33     97.02     97.27     78.47     82.49

                                  ANNUAL REPORT

     The Annual Report of the Company for fiscal 2004 accompanies this notice.

                      FUTURE PROPOSALS OF SECURITY HOLDERS

     Proposals of shareholders and nominations for directors intended to be presented at the 2005 Annual Meeting of Shareholders must be received by the Company's Secretary no later than March 21, 2005, for consideration and inclusion in the proxy statement and proxy card for that meeting. Shareholder proposals and nominations for directors that do not appear in the proxy statement may be considered at the 2005 Annual Meeting of Shareholders only if written notice of the proposal is received by the Company's Secretary no later than May 31, 2005. All proposals should be addressed to the Secretary, K-V Pharmaceutical Company, 2503 South Hanley Road, St. Louis, 63144.

                    COMMUNICATION WITH THE BOARD OF DIRECTORS

     A shareholder who wishes to communicate with our Board of Directors, specific individual directors or the independent directors as a group, may do so by directing a written request addressed to such director(s) in care of the Corporate Secretary at the address appearing on the first page of this proxy statement [or via e-mail through our website at http//:www.kvph.com]. Such communication will be directed to the intended director, group of directors or the entire Board, as the case may be, with the Corporate Secretary having the authority to screen-out inappropriate communications.

                            HOUSEHOLDING OF MATERIALS

     In some instances, only one copy of this proxy statement or annual report is being delivered to multiple shareholders sharing an address, unless the Company has received instructions from one or more of the shareholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement or annual report, as applicable, to any shareholder at your address. If you wish to receive a separate copy of the proxy statement or annual report, you may call us at
(314)645-6600  or send a written  request to K-V  Pharmaceutical  Company,  2503
South Hanley Road, St. Louis, 63144, Attention: Secretary. Alternatively, shareholders sharing an address who now receive multiple copies of the proxy statement or annual report may request delivery of a single copy also by calling us at the number or writing to us at the address listed above.

                                 OTHER BUSINESS

     The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy thereon in accordance with the judgment of such persons.

     A copy of the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2004, as filed with the Securities and Exchange Commission (including related financial statements and schedules), is available to shareholders, without charge, upon written request to the Secretary, K-V Pharmaceutical Company, 2503 South Hanley Road, St. Louis, Missouri 63144.

                                                     ALAN G. JOHNSON
                                                     Secretary

St. Louis, Missouri
July 23, 2004

                                  ATTACHMENT A

                           K-V Pharmaceutical Company
                             Audit Committee Charter

Purpose

     There shall be an Audit Committee (the "Committee") of the Board of Directors of K-V Pharmaceutical Company, a Delaware corporation (the "Company").

     The Committee shall have responsibility to oversee the Company's management and internal and outside auditors in regard to corporate accounting and financial reporting. The Committee has the authority to institute, conduct and oversee any investigation it deems appropriate, with full access to all books and records, facilities, personnel and outside advisors of the Company. The Committee is empowered to retain outside counsel, auditors or other experts in its discretion, and the Company shall provide any funding, as determined by the Committee, in connection with the Committee's engagement of any outside counsel, auditor or other experts.

     The Committee's primary purposes shall be as follows:

     o Be directly responsible for the appointment, compensation and oversight of the work of any outside auditor employed by the Company (including resolution of disagreements between management and the outside auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

     o Assist the Board in fulfilling its responsibilities to the shareholders, potential shareholders and the investment community with regard to the oversight of (1) the quality and integrity of the Company's financial statements and (2) the Company's compliance with legal requirements;

     o Serve as a communications focal point among non-Committee directors, management, any internal auditor (or person(s) or firm fulfilling the internal audit function) and the outside auditors with respect to accounting, financial reporting and compliance issues;

     o Oversee the qualifications, independence and performance of the Company's internal audit function and outside auditor;

     o    Prepare  the  Committee   report   required  in  the  Company's  proxy
          statement; and

     o Perform other functions as time to time required by law, regulation, the New York Stock Exchange rules or assigned by the Board.

Organization

     The Committee shall:

Number and     o    consist of at least three  directors,  each appointed by the
Appointment         full Board;



Requirement    o    consist solely of directors deemed to be "independent."  The
of                  Board of Directors shall  affirmatively  determine that each
Independence        director who is a member of the Committee is independent and has  no  material  relationship  with  the  Company  (either directly  or as a  partner,  shareholder  or  officer  of an organization that has a relationship with the Company). Such determination by the Board of Directors will be disclosed in
                    the   Company's   proxy   statement.   Notwithstanding   the
                    foregoing, no director shall be deemed "independent" for purposes of the Committee if the director:

                    o accepted any consulting, advisory or other compensatory fee from the Company since the beginning of the Company's last full fiscal year, other than in his or her capacity as a member of the Committee, the Board of Directors or any other board committee;

                    o is an affiliated person of the Company or any subsidiary thereof (an "affiliated person" includes, among others, officers, employees or 5% or greater shareholder of the Company or any other person that may be deemed to control, or be controlled by, the Company);

                    o is, or in the past five years has been, (or an immediate family member (defined below) is, or in the past five years has been) affiliated with or employed by a present or former auditor of the Company; or

                    o is, or in the past five years has been, part of an interlocking directorate in which an executive officer of the Company serves on the compensation committee of another company that concurrently employs the director or an immediate family member of the director;

               o "immediate family member" includes a person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than household employees) who shares such person's home;

Understanding  o    consist of members able to read and  understand  fundamental
of Financial        financial statements, including the Company's balance sheet,
Information         income  statement and cash flow statement.  If a director is not  capable of  understanding  such  fundamental  financial statements,  he or she must  become  able to do so  within a
                    reasonable   period  of  time  after   appointment   to  the
                    Committee;

Limitation on  o    not have any member that serves on more than two other audit
Service on          committees,  unless the Board of Directors  determines  that
other Audit         service  on more than two other  audit  committees  will not
Committees          impair the ability of the director to serve  effectively  on the  Committee.  Any  such  determination  by the  Board  of
                    Directors   will  be  disclosed  in  the   Company's   proxy
                    statement; and

Audit          o    have at least one member of the  Committee  who is deemed an
Committee           "audit committee financial expert." The determination that a
Financial           Committee  member is an "audit committee  financial  expert"
Expert              shall be made by the Board of Directors.

                    o An "audit committee financial expert" is a person who has the following attributes: (1) an understanding generally accepted accounting principles ("GAAP") and financial statements, (2) the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves, (3) experience in preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Company's financial statements, or experience in supervising one or more persons engaged in such activities, (4) an understanding of internal controls and procedures for financial reporting, and
                         (5) an understanding of audit committee functions.

                    o An "audit committee financial expert" shall have acquired the foregoing attributes through: (1) education or experience (as a public accountant, principal financial officer, comptroller or principal accounting officer or a position that involves the performance of similar functions); (2) experience in supervising a public accountant, principal financial officer, comptroller or principal accounting officer or person in a similar position; (3) experience in overseeing or accessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or (4) other relevant experience.

Responsibilities

     The Committee recognizes that the preparation of the Company's financial statements and other financial information is the responsibility of the Company's management and that the auditing, or conducting limited reviews, of those financial statements and other financial information is the responsibility of the Company's outside auditors. The Committee's responsibility is to oversee the financial reporting process.

     The Company's outside auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders. The Committee has the sole authority and responsibility for the appointment, compensation, and oversight of the Company's outside auditors.

     In carrying out its oversight responsibilities, the Committee shall perform the following duties:

     Oversight of Outside Auditors

     The Committee shall oversee the outside auditors and the services provided by the outside auditors, including the following:

Responsi-      o    Be directly  responsible for the  appointment,  compensation
bilities Over       and oversight of the work of any outside auditor employed by
Outside             the  Company  and,  where  appropriate,  replacement  of the
Auditors            outside auditors. The outside auditors shall report directly to the Committee;

Determine      o    Require that the outside auditors provide the Committee with
Outside             a formal written  statement  delineating  all  relationships
Auditor's           between the outside  auditors  and the  Company,  consistent
Independence        with  Independence  Standards  Board  Standard  No.  1,  and discuss with the outside auditors their independence;

               o Actively engage in a dialogue with the outside auditors regarding any disclosed relationships or services that may impact the objectivity and independence of the outside auditors;

               o Take appropriate action to oversee the independence of the outside auditors;

               o Require that the outside auditors confirm that the audit partners providing services to the Company are "independent" of the Company under the requirements of the Sarbanes-Oxley Act of 2002 (the "SO Act") and regulations pursuant to the SO Act, including, without limitation, with regard to the compensation paid to the audit partner;

               o Ensure that no member of the outside auditor is hired by the Company in a financial reporting oversight role if, within the one-year period prior to the member's hiring, the member was on the audit engagement team for the Company's account;

Oversee        o    Confirm  and  oversee  that  the  outside   auditor's  audit
Rotation            partners which provide Partners  services to the Company are
of Audit            rotated  pursuant  to the  requirements  of  the SO Act  and
Partners            regulations thereunder;

Pre-approve    o    Pre-approve  all  services  provided  to the  Company by the
all Services        outside  auditors  and confirm that any  non-audit  services
provided to         provided to the Company by the outside auditor are permitted
the Company         non-audit services (defined below);
by the Outside
Auditors       o    Subject to the de minimis  exception below,  pre-approve the scope and fees of audit and permitted non-audit services provided by the outside auditors and disclose to investors in the Company's periodic reports filed pursuant to the Securities Exchange Act of 1934, the Committee's decision to pre-approve any permitted non-audit services;

               o Subject to the de minimis exception below, review permitted non-audit services, including tax services, provided by the outside auditors to determine what effect, if any, these services may have on their independence;

Permitted      o    "Permitted non-audit services" means services not related to
Non-audit           the audit  services  provided  to the Company by its outside
Services            auditors;

               o The following will not be considered permitted non-audit services and in no instance may be provided by the outside auditors to the Company:

                    o    management functions or human resources services;

                    o broker or dealer, investment adviser or investment banking services;

                    o    legal  services  and expert  services  unrelated to the
                         audit,  such as  providing  an expert  opinion or other
                         expert service for the Company in any litigation or regulatory or administrative proceeding or investigation; and

                    o    any other  service that the Public  Company  Accounting
                         Oversight   Board   determines,   by   regulation,   is
                         impermissible.

               o The following will not be considered permitted non-audit services unless the Committee reasonably concludes that the results of these services would not be subject to audit procedures during an audit of the Company's financial statements:

                    o bookkeeping or other services related to the accounting records or financial statements of the Company;

                    o    financial information designs and implementation;

                    o appraisal of valuation services, fairness opinions or contribution-in-kind reports;

                    o    actuarial services; and

                    o    internal audit outsourcing services;

De Minimis     o    The  pre-approval  requirement  will not apply to de minimis
Exception to        permitted non-audit Pre-Approval Requirement services, which
Pre-Approval        are those (1) that account, in the aggregate,  for less than
Requirement         5% of the total revenues paid by the Company to its auditors during the fiscal years in which such services are provided,
                    (2) that the Company did not recognize as "non-audit" services at the time of the engagement, and (3) are promptly brought to the attention of, and approved by, the audit committee before the completion of the audit; and

Delegation     o    The Committee  may delegate,  to one or more of its members,
of                  the authority to  pre-approve  audit or permitted  non-audit
Authority           services (or to approve, after the fact, permitted non-audit services that fall within the de minimis  exception) so long
                    as  any  decisions  made  under   delegated   authority  are
                    presented to the full Committee at its next scheduled meeting.

     Review of Financial Reporting Matters with and Reports of Outside Auditors and Management

     The Committee shall review the following matters with and require the following reports of outside auditors and management. Unless otherwise specified, the timing of the review and reports shall be as deemed necessary by the Committee, but not less than annually:

Review of      o    Review with management and the outside auditors the policies
Policies and        and procedures related to:
Procedures
                    o    conflicts of interest;

                    o    ethical conduct;

                    o compliance with regulatory reporting and compliance requirements; and

                    o    risk assessment and risk management;

Review Scope   o    Review  with the chief  financial  officer  and the  outside
and Plan            auditors  the  coordination  of the  audit  effort to assure
of Audit            completeness  of coverage,  reduction of redundant  offices, and the effective use of audit resources;

               o Review with the outside auditors the proposed scope (including staffing) of their audit plan with emphasis on accounting and financial areas where the Committee, the internal auditors or management believe special attention should be directed;

Review         o    Review and consider with the outside auditors and management
Changes to          any   significant   changes  to  the  Company's   accounting
Accounting          principles  and  the  matters  identified  in  Statement  on
Principles          Auditing Standards No. 61;

Review Annual  o    Review  with  the  outside   auditors  and   management  the
and Interim         Company's   audited   financial   statements,   as  well  as
Financial           management's  discussion and analysis of financial condition
Statements          and  results of  operations,  that are to be included in the
                    Company's Form 10-K and determine whether to recommend to the Board of Directors that the financial statements be included in the Company's Form 10-K for filing with the Securities and Exchange Commission;

               o Review with management and the outside auditors the Company's quarterly financial results prior to the release of earnings, and policies with respect to risk assessment and risk management. Review the Company's financial statements that are to be included in the Company's Form 10-Q with the outside auditors and management, as well as management's discussion and analysis of financial condition and results of operations;

               o Review any matters identified by the outside auditors pursuant to Statement on Auditing Standards No. 71 regarding the Company's interim financial statements. Any such review shall occur prior to the filing of such interim financial statements on the Company's Form 10-Q;

               o    In  conjunction   with  reviewing  the  annual  audited  and
                    quarterly financial statements with management and the outside auditors, the Committee should review:

                    o financial information and earnings guidance provided to analysts and rating agencies;

                    o    major  issues  regarding   accounting   principles  and
                         financial statement presentation, including any significant change in the Company's selection or application of accounting principles and major issues as to the adequacy of the Company's internal controls and any special audit steps taken in light of major control deficiencies;

                    o analyses prepared by management and/or the outside auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including an analysis of the effects of alternative GAAP methods on the financial statements; and

                    o the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements;

Report from    o    Prior to filing any outside  auditor's  report with the SEC,
Outside             the Committee shall Auditors require the outside auditors to
Auditors            report to it on:

                    o the results of their audit, including their opinion on the financial statements and the outside auditors' judgment on the quality and appropriateness, not just the acceptability, of the Company's accounting principles as applied in the financial statements;

                    o    significant disputes, if any, with management;

                    o cooperation received from management in the conduct of the audit;

                    o their evaluation of the adequacy of the Company's system of internal controls;

                    o    all critical accounting policies and practices to used;

                    o all alternative treatments of financial information within GAAP that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the outside auditor;

                    o    other  material  written   communications  between  the
                         auditor and management, such as any management letter or schedule of unadjusted differences; and

                    o any material issues raised by the most recent internal quality-control review, or peer review, of the outside auditor or by any inquiry or investigation by governmental or professional authorities in the preceding five years relating to an independent audit conducted by the outside audit firm and any steps taken to deal with such issues;

Review of      o    The Committee  must  regularly  review with the  independent
Management's        auditor any difficulties  Cooperation with Audit the auditor
Cooperation         encountered  in the course of the audit work,  including any
with Audit          restrictions  to  access  to  information,  any  significant disagreements with management,  any  communications  between
                    the  audit  team  and  the  audit  firm's   national  office
                    respecting   issues   presented  by  the   engagement,   any
                    management letter issued, or proposed to be issued, by the audit firm to the Company, and a discussion of the adequacy of the Company's internal audit function;

Dispute        o    The  Committee  shall  resolve  any  disagreements   between
Resolution          management  and  the  outside  auditor  regarding  financial reporting.  The Committee may retain outside experts, in its discretion,  to  assist  in doing so and the  Company  shall provide any funding,  as  determined  by the  Committee,  in
                    connection  with  the  Committee's   engagement  of  outside
                    experts;

Report of      o    The Committee shall require the Chief Executive  Officer and
Chief               Chief Financial Officer disclose,  if applicable and as soon
Executive           as practicable  (1) all significant  deficiencies  Financial
Officer and         Officer in the design or operation of the Company's internal
Chief               controls which could adversely affect the Company's  ability
Financial           to record,  process and report  financial  data, and (2) any
Officer             fraud  (whether or not  material)  involving  management  or other employees who have a significant role in the Company's internal controls or preparation of financial statements;
                    and

Annual         o    The  Committee   shall  annually  review  (1)  major  issues
Review of           regarding  accounting  principles  and  financial  statement
Accounting          presentations  and major  issues as to the  adequacy  of the
Issues              Company's  internal   controls,   (2)  an  analysis  of  the
                    treatment of financial information and alternatives, (3) the effect of regulatory and accounting initiatives on the financial statements of the company, and (4) earnings press releases (paying specific attention to pro forma or adjusted information) and financial information and guidance provided to analysts and rating agencies.

     Oversight of Internal Accounting Functions

     The Committee shall oversee the internal operations of the Company's accounting, auditing and internal audit functions, including the following:

Staffing of    o    Consider  with  management  and  the  outside  auditors  the
Accounting          possibility   of  employing   audit  firms  other  than  the
and Audit           principal outside auditors;
Positions
               o    Review   and   concur  in  the   appointment,   replacement,
                    reassignment or dismissal of the chief financial officer, vice president finance, any internal auditor, and the controller and review each individual's independence from management;

               o Review the internal audit department's mission, objectives and resources and its annual plan including its coordination with the outside auditors;

               o Review the results of internal audit activities and its evaluation of the system of internal controls and discuss with the internal auditor any difficulties encountered in the course of audits including any restrictions on the scope of the work or access to required information;

               o    Consider the effectiveness of the Company's internal control
                    system,   including  information   technology  security  and
                    control;

Oversight of   o    At least once  annually,  review with the Company's  counsel
Legal               any legal  matters that could have a  significant  impact on
Compliance          the  organization's  financial  statements,   the  Company's
and Policies        system for monitoring  compliance  with  applicable laws and
                    regulations,   including   management's   responses  to  any
                    material inquiries received from regulators or governmental agencies;

               o In consultation with management, the outside auditors, and any internal auditor, consider the integrity of the Company's financial reporting processes and controls. Discuss any significant financial risk exposures and the steps management has taken to monitor, control and report such exposures. Review significant findings prepared by the outside auditors and the internal auditing function together with management's responses;

               o Oversee the development and enforcement of the Company's Senior Executives Code of Ethics;

               o Periodically review, with management and any internal auditor, programs established to monitor compliance with the company's code of conduct, including the Foreign Corrupt Practices Act;

               o Review policies and procedures with respect to officers' expense accounts and perquisites, including their use of corporate assets, and consider the results of any review of these areas by the outside auditors or internal auditors; and

               o Review significant accounting, reporting, regulatory or industry developments affecting the Company, including the potential impact of new accounting pronouncements or reporting practices;

Establish Procedures for Reporting Complaints

               o    Establish     procedures     to    promote    and    protect
                    "whistleblowing," including procedures for:

                    o    receiving,   retaining,   processing,   evaluating  and
                         addressing complaints received by the Company relating to accounting and auditing matters; and

                    o enabling employees of the Company to submit to the Committee, on a confidential and anonymous basis, any concerns regarding questionable accounting or auditing matters.

     Meetings

     Meetings of the Committee shall be conducted as follows:

Frequency of   o    Meet at least four times annually,  with additional meetings
Meetings            held as necessary;

Meeting        o    The Committee shall request that members of management,  any
Participants        internal auditor and representatives of the outside auditors be present at the meetings, as appropriate. The meetings shall include separate sessions with management, the outside auditors and the internal auditor, and shall also include sessions with only Committee members present. The Committee may ask members of management and internal and outside auditors to attend other meetings and/or provide pertinent information as necessary;

Rules of       o    The Committee may appoint a member to act as Chairman of the
Conduct for         Committee;
Meetings
               o    The  Committee  shall  prepare  and/or  approve an agenda in advance of each meeting. Company management shall assure that the Committee timely receives any materials requested by the Committee for review prior to each meeting;

               o    Committee   members  may  attend  meetings  in  person,   by
                    telephone conference or similar communications equipment, or as otherwise permitted by law;

               o The Committee shall keep minutes of matters considered and actions taken at meeting consistent with good corporate practices; and

               o Committee meetings shall be otherwise conducted in a manner required of Board of Directors meetings as set forth in the Company's By-laws.

     Other

     Other functions of the Committee include:

Review Audit   o    Review  and  assess  the  adequacy  of the  Audit  Committee
Committee           Charter at least once Function annually and confirm that all
Function            responsibilities  of the  Committee  set  forth in the Audit
                    Committee Charter have been carried out, with the assistance of counsel and the Company's outside auditors;

               o Prepare self-assessments of Committee members and Committee activities to communicate opinions on the effectiveness of those activities and on the areas that could be approved;

Prepare        o    Annually prepare a report to shareholders as required by the
Report to           Securities  and  Exchange  Commission.  The  report  will be
Shareholders        included in the Company's annual proxy statement as required by the applicable rules of the SEC and the NYSE;

Review Any     o    Review any  reports  the  Company  issues that relate to the
Report on the       Committee's responsibilities;
Commitee

Report to      o    Review  with the full  board  any  issues  that  arise  with
Board of            respect  to  the  Company's  audit  or  financial  reporting
Directors           functions;

               o    Report  regularly  to the  Board of  Directors.  The  report should include a review of any issues relating to the quality or integrity of the Company's financial statements, the Company's compliance with legal and regulatory requirements, the performance or independence of the outside auditors and the performance of the internal audit function; and

General        o    Perform any other  activities  consistent with this Charter,
Oversight           the Company's By-laws, and governing law and regulations, as the Committee or the Board deems necessary or appropriate, including, without limitation, overseeing compliance of the Company and outside auditors with provisions of the SO Act and New York Stock Exchange listing requirements which effect the auditing and financial reporting of the Company.

Interpretation

     Any clarification or interpretation of this Charter, to the extent applicable, shall be made consistent with the provisions of the SO Act, any regulations under the SO Act and the New York Stock Exchange listing requirements in effect from time to time.

                                    P R O X Y
                              (Class A Shareholder)



                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                           K-V PHARMACEUTICAL COMPANY
                        2004 ANNUAL SHAREHOLDERS' MEETING



     The undersigned shareholder of Class A Common Stock of K-V PHARMACEUTICAL COMPANY, a Delaware corporation, hereby appoints VICTOR M. HERMELIN and MARC S. HERMELIN, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, to represent the undersigned at the annual meeting of the shareholders of K-V PHARMACEUTICAL COMPANY, to be held at The St. Louis Club (Lewis and Clark Room, 16th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, on Thursday, September 9, 2004, commencing at 9:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1.   ELECTION OF THREE CLASS C DIRECTORS:


     |_|   FOR all three nominees    WITHHOLD AUTHORITY               |_|
           listed below              to vote for all three nominees
                                     listed below

                                 JEAN M. BELLIN
                              NORMAN D. SCHELLENGER
                                TERRY B. HATFIELD


INSTRUCTION: To withhold authority to vote for one or more nominees, print each such nominee's name on the line provided below:


2. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.




THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEES UNDER PROPOSAL NO. 1.

     The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated July 19, 2004.

                         Dated: __________________, 2004


                                        ________________________________________
                                        Signature


                                        ________________________________________
                                        Signature


                                        ________________________________________
                                        Signature

                                        Please  sign   name(s)   exactly  as  it
                                        appears  on this  proxy.  In the case of
                                        joint   holders  all  should  sign.   If
                                        executed  by a  corporation,  the  proxy
                                        should be  signed  by a duly  authorized
                                        officer.  If executed by a  partnership,
                                        this  proxy   should  be  signed  by  an
                                        authorized      partner.      Executors,
                                        administrators and trustees should so indicate when signing.


     PLEASE  MARK,   SIGN,   DATE  AND  RETURN  THIS  PROXY  CARD  PROMPTLY.   A
POSTAGE-PREPAID RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                    P R O X Y
                              (Class B Shareholder)



                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                           K-V PHARMACEUTICAL COMPANY
                        2004 ANNUAL SHAREHOLDERS' MEETING



     The undersigned shareholder of Class B Common Stock of K-V PHARMACEUTICAL COMPANY, a Delaware corporation, hereby appoints VICTOR M. HERMELIN and MARC S. HERMELIN, and each of them, with full power of substitution, the true and lawful attorneys-in-fact, agents and proxies of the undersigned, to represent the undersigned at the annual meeting of the shareholders of K-V PHARMACEUTICAL COMPANY, to be held at The St. Louis Club (Lewis and Clark Room, 16th Floor), 7701 Forsyth Boulevard, Clayton, Missouri 63105, on Thursday, September 9, 2004, commencing at 9:00 A.M., Central Daylight Savings Time, and at any adjournments thereof, and to vote, according to the number of votes the undersigned would be entitled to vote if personally present, upon the following matters:

1.   ELECTION OF THREE CLASS C DIRECTORS:


     |_|    FOR all three nominees   WITHHOLD AUTHORITY                |_|
            listed below             to vote for all three nominees
                                     listed below

                                 JEAN M. BELLIN
                              NORMAN D. SCHELLENGER
                                TERRY B. HATFIELD


INSTRUCTION: To withhold authority to vote for one or more nominees, print each such nominee's name on the line provided below:


2. In their discretion with respect to the transaction of such other business as may properly come before the meeting or any adjournment thereof.




THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE ABOVE LISTED NOMINEES UNDER PROPOSAL NO. 1.

     The undersigned hereby acknowledges receipt of Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, each dated July 19, 2004.

                         Dated: __________________, 2004


                                        ________________________________________
                                        Signature


                                        ________________________________________
                                        Signature


                                        ________________________________________
                                        Signature


                                        Please  sign   name(s)   exactly  as  it
                                        appears  on this  proxy.  In the case of
                                        joint   holders  all  should  sign.   If
                                        executed  by a  corporation,  the  proxy
                                        should be  signed  by a duly  authorized
                                        officer.  If executed by a  partnership,
                                        this  proxy   should  be  signed  by  an
                                        authorized      partner.      Executors,
                                        administrators and trustees should so indicate when signing.


     PLEASE  MARK,   SIGN,   DATE  AND  RETURN  THIS  PROXY  CARD  PROMPTLY.   A
POSTAGE-PREPAID RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.